United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

February 9, 2016

Date of Report (date of earliest event reported)

GO EZ CORPORATION, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	000-53116	47-2488761
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6782 Collins Avenue, Miami Beach , FL 33141

(Address of Principal Executive Offices)

(650) 283-2907

(Registrant's Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NAME REFERENCES

In this Current Report, references to "GEZC," the "Company," "we," "our," "us" and words of similar import refer to Go Ez Corporation, the Registrant, which is a Delaware corporation.

Item 4.01 Changes in Registrant's Certifying Accountant

On February 9, 2016 (the "Resignation Date") HJ & Associates, LLC ("HJ") resigned as the independent registered public accounting firm for Go EZ Corporation, Inc. On February 10, 2016, the Company engaged Haynie & Company, Salt Lake City, Utah, as its new independent registered public accounting firm. The change of the Company's independent registered public accounting firm from HJ to Haynie & Company was approved unanimously by our board of directors and the change was solely because Haynie & Company has acquired the assets of HJ.

The reports of HJ on the Company's financial statements for the two most recent fiscal years did not contain an adverse or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years and through the Resignation Date, there were (i) no disagreements between the Company and HJ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of HJ, would have caused HJ to make reference thereto in their reports on the consolidated financial statements for such years, and (ii) no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided HJ with a copy of this Form 8-K and requested that HJ furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not HJ agrees with the above statements. A copy of such letter, dated February 9, 2016, is attached as Exhibit 16.1.

During the Company's two most recent fiscal years and in the subsequent interim period through the Resignation Date, the Company has not consulted with Haynie & Company regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Haynie & Company concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.1	Letter from HJ & Associates, LLC dated February 9, 2016

2

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

GO EZ CORPORATION, INC.

Date: February 10, 2016	By:	/s/ Abraham Cinta
Abraham Cinta
President, Chief Executive Officer, CFO and Director